Exhibit 99.3

Email to Employees from Arbinet Chief Executive Officer, Shawn O’Donnell on November 11, 2010

Dear Colleagues,

We are pleased to announce that Arbinet has entered into a definitive agreement to be acquired by Primus Telecommunications in an all-stock transaction.  This is exciting news for our company as we believe it will allow us to better compete in the marketplace and further improve the overall customer experience.  A copy of the press release we issued this morning is attached for your reference.  We will also be posting a Frequently Asked Questions (FAQs) document today for your review.

For those of you who are not familiar with Primus, it is a leading provider of facilities-based integrated communications solutions and one of the leading international wholesale service providers to fixed and mobile network operations worldwide.  Founded in 1994, Primus is headquartered in McLean, Virginia and has approximately 1,500 employees.

We believe this transaction will allow Arbinet to respond more effectively to the changing network needs of customers while providing Arbinet with the scale and market position required to remain competitive in the global marketplace.   Subject to the approval of stockholders of Arbinet and Primus and various regulators and upon the closing of the transaction, Primus intends to merge Arbinet into its Global Wholesale Group, which is expected to generate over $500 million in revenue annually.  We anticipate that the combined company will enable customers to access additional networks and termination routes at competitive rates, and will benefit from a diversified product portfolio and increased global reach.  In addition, by integrating Arbinet’s operations into Primus’ operations, Arbinet is expected to benefit from lower operational costs.  Importantly, we believe that Primus has an outstanding reputation in the marketplace and shares a corporate culture and values similar to ours.  In short, we believe Arbinet will thrive as part of the Primus team.

Following the closing, the combined company will be led by Primus’ current CEO, Pete Aquino.  An integration team comprised of executives of both companies will make recommendations on how best to organize the combined company.  The transaction is subject to certain regulatory approvals and the approval of the stockholders of both companies, along with customary closing conditions, and is expected to close in the first quarter of 2011.  Until the transaction closes, Arbinet and Primus will remain separate companies, and it will be business as usual.   The most important thing you can do is to stay focused on our priorities and serving our customers.

Please note I will be hosting an Employee-Only Town hall in Herndon this morning at 9am EST.  A separate calendar invitation will be sent to all employees by Kendra Perdue with the documentation mentioned, as well as, a dial-in number.

I also encourage you to visit the transaction website that has been set up and will contain additional information about the transaction at http://www.primus-arbinet.com.

Should your customers or prospects have any questions, please ask them to visit http://www.primus-arbinet.com before escalating their inquiry.  Furthermore, it is important that Arbinet speaks with one voice on this transaction.  If you are contacted by reporters, analysts or other outside parties that wish to know more about the transaction, please refer them to Gary Brandt (CFO) at +1 703 650 4140 or gbrandt@arbinet.com.  If you are contacted by customers or suppliers that wish to know more about the transaction, please refer them to Brian Troesch (SVP Global Sales, Marketing & Business Development) at +1 917 320 2024 or btroesch@arbinet.com.

Thank you for your hard work and continued dedication.  I am excited about what lies ahead for Arbinet and hope you share my enthusiasm.

Sincerely,

Shawn O’Donnell
CEO
Arbinet

Important Information and Where to Find It

In connection with the proposed acquisition, Primus Telecommunications Group, Incorporated (“Primus”) will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a preliminary proxy statement of Primus and Arbinet Corporation (“Arbinet”) that also constitutes a preliminary prospectus of Primus.  A definitive joint proxy statement/prospectus will be sent to security holders of both Arbinet and Primus seeking their approval with respect to the proposed acquisition.  Primus and Arbinet also plan to file other documents with the SEC regarding the proposed transaction.  INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when it becomes available) and other documents filed by Primus and Arbinet with the SEC, without charge, at the SEC’s web site at www.sec.gov. Copies of the joint proxy statement/prospectus, once available, and each company’s SEC filings that will be incorporated by reference in the joint proxy statement/prospectus may also be obtained for free by directing a request to: (i) Primus tel: +1.703.748.8050, or (ii) Arbinet via Andrea Rose or Jed Repko at Joele Frank, Wilkinson Brimmer Katcher tel: +1.212.355.4449.

Participants in the Solicitation

Arbinet, Primus, and their respective directors, executive officers and other members of their management and employees may be deemed to be “participants” in the solicitation of proxies from their respective security holders in connection with the proposed acquisition. Investors and security holders may obtain information regarding the names, affiliations and interests of Primus’s directors, executive officers and other members of its management and employees in Primus’s Annual Report on Form 10-K for the year ended December 31, 2009, which was filed with the SEC on April 5, 2010, and amended in a Form 10-K/A filed with the SEC on April 28, 2010, Primus’s proxy statement for its 2010 annual meeting, which was filed with the SEC on June 14, 2010, and any subsequent statements of changes in beneficial ownership on file with the SEC.  Investors and security holders may obtain information regarding the names, affiliations and interests of Arbinet’s directors, executive officers and other members of their management and employees in Arbinet’s Annual Report on Form 10-K for the year ended December 31, 2009, which was filed with the SEC on March 17, 2010, Arbinet’s proxy statement for its 2010 annual meeting, which was filed with the SEC on April 30, 2010, and any subsequent statements of changes in beneficial ownership on file with the SEC.  These documents can be obtained free of charge from the sources listed above. Additional information regarding the interests of these individuals will also be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

Forward-Looking Statements

This document includes “forward-looking statements” as defined by the Securities and Exchange Commission. All statements, other than statements of historical fact, included herein that address activities, events or developments that Arbinet or Primus expects, believes or anticipates will or may occur in the future, including anticipated benefits and other aspects of the proposed acquisition, are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially.  Risks and uncertainties that could affect forward-looking statements include, but are not limited to, the following: the risk that the acquisition of Arbinet may not be consummated for reasons including that the conditions precedent to the completion of the acquisition may not be satisfied; the possibility that the expected synergies from the proposed acquisition will not be realized, or will not be realized within the anticipated time period; the risk that Primus’s and Arbinet’s businesses will not be integrated successfully; the possibility of disruption from the acquisition making it more difficult to maintain business and operational relationships; any actions taken by either of the companies, including, but not limited to, restructuring or strategic initiatives (including capital investments or asset acquisitions or dispositions); the ability to service substantial indebtedness; the risk factors or uncertainties described from time to time in Arbinet’s filings with the Securities and Exchange Commission; and the risk factors or uncertainties described from time to time in Primus’s filings with the Securities and Exchange Commission (including, among others, those listed under captions titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Short- and Long-Term Liquidity Considerations and Risks;” “— Special Note Regarding Forward-Looking Statements;” and “Risk Factors” in Primus’s annual report on Form 10-K and quarterly reports on Form 10-Q) that cover matters and risks including, but not limited to: (a) a continuation or worsening of global recessionary economic conditions, including the effects of such conditions on our customers and our accounts receivables and revenues; (b) the general fluctuations in the exchange rates of currencies, particularly any strengthening of the United States dollar relative to foreign currencies of the countries where we conduct our foreign operations; (c) the possible inability to raise additional capital or refinance indebtedness when needed, or at all, whether due to adverse credit market conditions, our credit profile or otherwise; (d) a continuation or worsening of turbulent or weak financial and capital market conditions; (e) adverse regulatory rulings or changes in the regulatory schemes or requirements and regulatory enforcement in the markets in which we operate and uncertainty regarding the nature and degree of regulation relating to certain services; and (f) successful implementation of cost reduction efforts.  Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of their dates. Except as required by law, neither Arbinet nor Primus intends to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.